Exhibit 99.1


                       SUPPLEMENTAL REMARKETING AGREEMENT


     Supplemental Remarketing Agreement dated as of March 21, 2005 (this "Supplemental Remarketing Agreement") among KeySpan Corporation, a New York corporation (the "Company"), J.P. Morgan Securities Inc. (the "Remarketing Agent"), and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Purchase Contract Agent and attorney-in-fact for the Holders of the Purchase Contracts (as such terms are defined in the Purchase Contract Agreement referred to in Schedule I hereto).

     NOW, THEREFORE, for and in consideration of the covenants herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used and not defined in this Supplemental Remarketing Agreement shall have the meanings assigned to them in the Remarketing Agreement dated as of May 6, 2002 (the "Remarketing Agreement") among the Company, the Purchase Contract Agent and the Remarketing Agent, or if not defined in the Remarketing Agreement, the meanings assigned to them in the Purchase Contract Agreement (as defined in Schedule I hereto).

     2. Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "1933 Act"), a registration statement (File No. 333-82230) on Form S-3, relating to certain securities of the Company (the "Shelf Securities"), including the Notes, to be issued from time to time by the Company. The Company also proposes to file with the Commission, pursuant to Rule 424 under the 1933 Act, a prospectus supplement specifically relating to the Notes. The registration statement as amended to the date of this Supplemental Remarketing Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Notes is hereinafter referred to as the "Base Prospectus". The Base Prospectus as supplemented by the preliminary prospectus supplement dated March 17, 2005 (the "Preliminary Prospectus Supplement") specifically relating to the Notes is hereinafter referred to as the "Preliminary Prospectus". The Base Prospectus as supplemented by the prospectus supplement (the "Prospectus Supplement") specifically relating to the Notes in the form first used to confirm sales of the Notes is hereinafter referred to as the "Prospectus". Any reference in this Supplemental Remarketing Agreement to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "1934 Act") on or before the date of this Supplemental Remarketing Agreement, the date of this Supplemental Remarketing Agreement, the date of the Preliminary Prospectus Supplement or the date of the Prospectus Supplement, respectively; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the 1934 Act after the date of this Supplemental Remarketing Agreement, the date of this Supplemental Remarketing Agreement, the date of the Preliminary Prospectus Supplement or the date of the Prospectus Supplement, respectively, which are deemed to be incorporated by reference therein.


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     3.  Representations  and Warranties of the Company.  The Company represents and warrants to the Remarketing Agent that:

     (a) no order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus, as of the date of the Preliminary Prospectus Supplement, complied in all material respects with the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Remarketing Agent furnished to the Company in writing by the Remarketing Agent expressly for use in the Preliminary Prospectus;

     (b) the Registration Statement has been declared effective by the Commission under the 1933 Act; no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective dates of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus Supplement and any amendment or supplement to the Prospectus, the Prospectus, as amended or supplemented, complied in all material respects with the requirements of the 1933 Act and as of the date of the Prospectus Supplement and any amendment or supplement to the Prospectus and as of the Remarketing Closing Date (as specified in Schedule I hereto), as the case may be, the Prospectus, as amended or supplemented, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee and (ii) any statements or omissions made in reliance upon and in conformity with information relating to the Remarketing Agent furnished to the Company in writing by the Remarketing Agent expressly for use in the Registration Statement or the Prospectus and any amendment or supplement thereto;

     (c) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied in all material respects to the requirements of the 1934 Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the


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circumstances  under  which  they were made,  not  misleading;  and any  further documents so filed and incorporated by reference in the Prospectus, as amended, when such documents are filed with the Commission, will comply in all material respects to the requirements of the 1934 Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as applicable, and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

     (e) except for stock issuances pursuant to the Company's employee benefit plans and dividend reinvestment plans, since the respective dates as of which information is given in the Prospectus or since the date of the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or, except as described in the Prospectus and for customary dividends paid on the Company's capital stock, any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (iii) except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

     (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operation (a "Material Adverse Effect") on the Company and its subsidiaries, taken as a whole;

     (g) each of the Company's Significant Subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to


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own its properties and conduct its business as described in the Prospectus,  and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; and, except as set forth in the Prospectus, all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

     (h) all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

     (i) each of the Remarketing Agreement and this Supplemental Remarketing Agreement has been duly authorized, executed and delivered by the Company;

     (j) the Indenture (as defined in Schedule I hereto) has been duly authorized, executed and delivered, duly qualified under the Trust Indenture Act and constitutes a valid and binding instrument, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture conforms in all material respects to the descriptions thereof in the Prospectus;

     (k) the Notes have been duly authorized, issued and delivered, and constitute valid and binding obligations of the Company, entitled to the
benefits  provided  by  the  Indenture,   enforceable  against  the  Company  in
accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Notes conform in all material respects to the descriptions thereof in the Prospectus;


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     (l) neither the Company nor any of its Significant Subsidiaries is, or with the giving of notice or lapse of time or both would be, (i) in violation of or in default under its Certificate of Incorporation, as amended, or By-Laws, as amended, or (ii) in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, or in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for violations and defaults which individually and in the aggregate are not material to the holders of the Notes or would not have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; the remarketing of the Notes and the performance by the Company of all its obligations under the Notes, the Indenture, the Remarketing Agreement and this Supplemental Remarketing Agreement and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and remarketing of the Notes or the consummation by the Company of the transactions
contemplated  by  this  Supplemental   Remarketing  Agreement,  the  Remarketing
Agreement, the Indenture or the Notes, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the 1933 Act, the Trust Indenture Act and the Public Utility Holding Company Act of 1935, as amended (the "Public Utility Holding Company Act") and as may be required under state securities laws in connection with the remarketing of the Notes by the Remarketing Agents;

     (m) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Significant Subsidiaries or any of their respective properties or to which the Company or any of its Significant Subsidiaries is or may be a party or to which any property of the Company or any of its Significant Subsidiaries is or may be the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, could (i) individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole or (ii) materially and adversely affect the ability of the Company to perform its obligations under the Notes, the Indenture, this Supplemental Remarketing Agreement or the Remarketing Agreement; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;


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     (n) the accountants who have certified certain financial statements and any supporting schedules thereto included in the Registration Statement or the Prospectus are an independent registered public accounting firm as required by the 1933 Act;

     (o) the Company and its Significant Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its Significant Subsidiaries; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its Significant Subsidiaries;

     (p) no relationship, direct or indirect, exists between or among the Company or any or its Significant Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the 1933 Act to be described in the Registration Statement and the Prospectus which is not so described;

     (q) the Company is not and, after giving effect to the remarketing of the Notes, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (r) the Company and its Significant Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith with such exceptions as would not singly or in the aggregate result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Significant Subsidiary with such exceptions as would not singly or in the aggregate result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole;

     (s) there are no existing or, to the best knowledge of the Company, threatened labor disputes with the employees of the Company or any of its Significant Subsidiaries which are likely to have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole;

     (t) the Company and each of its Significant Subsidiaries possess such permits, licenses, franchises, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where the failure to obtain such Governmental Licenses would not have a Material Adverse Effect on the Company


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and its Significant Subsidiaries,  taken as a whole; the Company and each of its
Significant Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; and none of the Company or any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole;

     (u) except as otherwise stated in the Registration Statement and the Prospectus, and except as would not, singly or in the aggregate, result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole, (i) neither of the Company nor any of its Significant Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company and its Significant Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its Significant Subsidiaries and (iv) to the knowledge of the Company, there are no events or circumstances that may reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Significant Subsidiaries relating to Hazardous Materials or any Environmental Laws;

     (v) an appropriate order (the "Order") of the Commission under the Public Utility Holding Company Act, necessary to permit the remarketing of the Notes has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Supplemental Remarketing Agreement, or for the performance by the Company of the transactions contemplated in this Supplemental Remarketing Agreement, the Remarketing Agreement, the Indenture or the Prospectus, except (i) such as have been obtained under the 1933 Acts, (ii) under the Public Utility Holding Company Act and (iii) as may be required to be obtained under state securities laws;


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     (w) the  Significant  Subsidiaries  of the Company are KeySpan New England,
LLC, The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York, KeySpan Gas East Corporation d/b/a KeySpan Energy Delivery Long Island, KeySpan-Ravenswood LLC, Boston Gas Company d/b/a KeySpan Energy Delivery New England and KeySpan Energy Corporation

     (x) except as described in the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company; and

     (y) no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and remarketing of the Notes.

     4. Remarketing. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Remarketing Agent agrees to use its commercially reasonable best efforts to remarket, in the manner set forth in Section 2(b) of the Remarketing Agreement, the aggregate principal amount, as the case may be, of Notes set forth in Schedule I hereto at a purchase price not less than 100.25% of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price. In connection therewith, the registered holder or holders thereof agree, in the manner specified in
Section 5 hereof, to pay to the Remarketing Agent a Remarketing Fee (the "Remarketing Fee") equal to an amount not exceeding 25 basis points (0.25%) of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price, payable by deduction from any amount received in connection from such Interim Remarketing in excess of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price. The right of each holder of Notes to have Notes tendered for purchase shall be limited to the extent set forth in the last sentence of Section 2(b) of the Remarketing Agreement. As more fully provided in Section 2(c) of the Remarketing Agreement, the Remarketing Agent is not obligated to purchase any Notes in the remarketing or otherwise, and neither the Company nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Notes for remarketing.

     5. Delivery and Payment. Delivery of payment for the remarketed Notes by the purchasers thereof identified by the Remarketing Agent and payment of the Remarketing Fee shall be made on the Remarketing Closing Date at the location and time specified in Schedule I hereto (or such later date not later than five Business Days after such date as the Remarketing Agent and the Company shall agree), which date and the time may be postponed by agreement between the Remarketing Agent and the Company. Delivery of the remarketed Notes and payment of the Remarketing Fee shall be made to the Remarketing Agent against payment by the respective purchasers of the remarketed Notes of the consideration therefor as specified herein, which consideration shall be paid to the Collateral Agent for the account of the persons entitled thereto in immediately available funds by wire transfer to an account or accounts designated by the Collateral Agent.

     If the Notes are not represented by a Global Security held by or on behalf of The Depository Trust Company, certificates for the Notes shall be registered in such names and denominations as the Remarketing Agent may request not less than one full Business Day in advance of the Remarketing Closing Date, and the Company, the Collateral Agent and the registered holder or holders thereof agree to have such certificates available for inspection, packaging and checking by the Remarketing Agent in New York, New York not later than 1:00 p.m. on the Business Day prior to the Remarketing Closing Date.

     6. Notices. Unless otherwise specified, any notices, requests, consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents  or other  communications  shall be  addressed  as  follows:  if to the
Company, to KeySpan Corporation, One Metro Tech Center, Brooklyn, New York, 11201, Attention: John J. Bishar, Jr., telecopy, 718-403-2801; if to the Remarketing Agent, to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Investment Grade Syndicate Desk, telecopy:
212-834-6081; and if to the Purchase Contract Agent, to JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004, Attention:
Institutional Trust Services, telecopy: 212-623-6205 or to such other address as any of the above shall specify to the other in writing.

     7. Covenants of the Company. The Company covenants and agrees with the Remarketing Agent as follows:

     (a) to file (i) the Preliminary Prospectus in a form approved by the Remarketing Agent pursuant to Rule 424 under the 1933 Act not later than the Commission's close of business on the second Business Day following the day it is first used in connection with the remarketing of the Notes and (ii) the Prospectus in a form approved by the Remarketing Agent pursuant to Rule 424 under the 1933 Act not later than the Commission's close of business on the second Business Day following the Remarketing Date or, if applicable, such earlier time as may be required by Rule 424(b);

     (b) to furnish the Remarketing Agent and counsel for the Remarketing Agent, at the expense of the Company, a duplicate signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph below, to furnish the Remarketing Agent as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

     (c) from the date hereof and prior to the Remarketing Closing Date to furnish to the Remarketing Agent a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for their review, and not to file any such proposed amendment or supplement to which the Remarketing Agent reasonably objects;

     (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the 1934 Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within such period of time after the first date of Remarketing of the Notes as in the opinion of counsel for the Remarketing Agent (after consultation with the Company) a prospectus relating to the Notes is required by law to be delivered in connection with sales of the Notes by the Remarketing Agent or dealer as a result of such occurrence or event the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Preliminary Prospectus or the Prospectus or suspending any such qualification of the Notes and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

     (e) if, during such period after the first date of the remarketing of the Notes as in the opinion of counsel for the Remarketing Agent a prospectus relating to the Notes is required by law to be delivered in connection with remarketing by the Remarketing Agent or dealer, any event shall occur as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Remarketing Agent and to the dealers (whose names and addresses you will furnish to the Company) to which Notes may have been sold by the Remarketing Agent and to any other dealers upon request, and, subject to paragraph (c) above, file with the Commission such amendments or supplements to the Prospectus as may be necessary so that the Prospectus, as so amended or supplemented, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when they were delivered to a purchaser, not misleading or so that the Prospectus will comply with law;

     (f) to endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Remarketing Agent shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Notes; provided that the Company shall not be required to qualify as a foreign corporation, file a general consent to service of process or become subject to taxation in any jurisdiction;

     (g) to make generally available to its security holders and to the Remarketing Agent as soon as practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

     (h) so long as the Notes are outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Notes and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system unless the Company is subject to Section 13 or 15(d) of the 1934 Act;

     (i) whether or not the transactions contemplated in this Supplemental Remarketing Agreement and the Remarketing Agreement are consummated or this Supplemental Remarketing Agreement or the Remarketing Agreement is terminated, to pay or cause to be paid (i) the costs and expenses incident to the preparation, printing and filing under the 1933 Act of the Registration Statement, any preliminary form of the Prospectus and the Prospectus (including in each case all exhibits, amendments and supplements thereto), (ii) the costs and expenses incurred in connection with qualifying the Notes under the securities laws of the several jurisdiction as provided in Section 7(f) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Remarketing Agent), (iii) the fees and expenses of the Company's counsel and independent auditors, (iv) the costs and expenses in connection with the printing (including word processing and duplication costs) and delivery of the Preliminary Prospectus, the Prospectus and any other materials furnished by the Company to the Remarketing Agent for distribution to investors in connection with the remarketing of the Notes and any amendments or supplements thereto and (v) all costs and expenses incident to the performance of the obligations of the Company hereunder; and

     (j) the Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes.

     8. Conditions to Obligations of Remarketing Agent. The obligations of the Remarketing Agent hereunder are subject to (i) the satisfaction of the conditions set forth in Section 7 of the Remarketing Agreement, (ii) the accuracy of the representations and warranties of the Company contained herein as of the date hereof, (iii) the performance by the Company of its obligations under the Remarketing Agreement and this Supplemental Remarketing Agreement and
(iv) each of the following conditions. The Remarketing Agent may in its sole discretion waive compliance with any condition to its obligations hereunder.

     (a) the representations and warranties of the Company contained herein are true and correct on and as of the Remarketing Closing Date as if made on and as of the Remarketing Closing Date, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Remarketing Closing Date;

     (b) the Preliminary Prospectus and the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time periods prescribed for such filings by the rules and regulations under the 1933 Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Remarketing Agent's satisfaction;

     (c) subsequent to the execution and delivery of this Supplemental Remarketing Agreement and prior to the Remarketing Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act;

     (d) since the respective dates as of which information is given in the Prospectus (exclusive of any amendment or supplement thereto after the execution and delivery hereof), there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement), the effect of which in the judgment of the Remarketing Agent makes it impracticable or inadvisable to proceed with the remarketing of the Notes on the Remarketing Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus (exclusive of any amendment or supplement); and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement);

     (e) the Remarketing Agent shall have received on and as of the Remarketing Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to you to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this
Section 8 and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Prospectus (exclusive of any amendment or supplement);

     (f) the Remarketing Agent shall have received on and as of the Remarketing Closing Date the opinion of the General Counsel or Deputy General Counsel of the Company, or such other legal counsel employed by the Company agreed to in writing by the Remarketing Agent, to the effect set forth in Exhibit A hereto dated as of the Remarketing Closing Date and in form and substance satisfactory to the Remarketing Agent;

     (g) the Remarketing Agent shall have received on and as of the Remarketing Closing Date the favorable opinion of Simpson Thacher & Bartlett, counsel to the Company, to the effect set forth in Exhibit B-1 hereto and the letter related to certain matters to the effect set forth in Exhibit B-2 hereto, each dated as of the Remarketing Closing Date and in form and substance satisfactory to the Remarketing Agent;

     (h) the Remarketing Agent shall have received on and as of the Remarketing Closing Date an opinion of Davis Polk & Wardwell, counsel to the Remarketing Agent, in form and substance reasonably satisfactory to the Remarketing Agent, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (i) on the Remarketing Date and on the Remarketing Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Remarketing Agent letters, dated such respective dates, in form and substance satisfactory to the Remarketing Agent, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information for all periods on or before December 31, 2004 contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Remarketing Closing Date, as the case may be, shall use a "cut-off" date no more than three business days prior to such Remarketing Closing Date; and

     (j) an order of the Commission under the Public Utility Holding Company Act authorizing the remarketing of the Notes shall be in full force and effect, and such order shall not have been amended since the date of this Supplemental Remarketing Agreement to include any provision unacceptable to the Remarketing Agent in its reasonable judgment;

     (k) on or prior to the Remarketing Closing Date, the Company shall have furnished to the Remarketing Agent such further certificates and documents as the Remarketing Agent shall reasonably request.

     9. Indemnity and Contribution. Anything herein to the contrary notwithstanding, the Remarketing Agent and the Company shall be entitled to indemnity and contribution on the terms and conditions set forth in the Remarketing Agreement.

     10. Termination. Notwithstanding anything herein contained, this Supplemental Remarketing Agreement may be terminated in the absolute discretion of the Remarketing Agent, by notice given to the Company, if after the execution and delivery of this Supplemental Remarketing Agreement and prior to the Remarketing Closing Date, (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the Chicago Board Options Exchange, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Remarketing Agent, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes on the Remarketing Closing Date on the terms and in the manner contemplated by this Supplemental Remarketing Agreement and the Prospectus.


                      [Signature page follows on next page]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Remarketing Agent.


                                                    Very truly yours,

                                                    KEYSPAN CORPORATION


                                                    By:  /s/
                                                         ----------------------
                                                         Name:
                                                         Title:


CONFIRMED AND ACCEPTED:

J.P. MORGAN SECURITIES INC.

By:  /s/
     ----------------------
     Name:
     Title:





JPMORGAN CHASE BANK, N.A.
not individually but solely as Purchase
Contract Agent and as attorney-in-fact for the Holders of the Purchase Contracts


By:  /s/
     -------------------------
     Name:
     Title:

                                   SCHEDULE I

     Notes subject to the remarketing: Notes due 2008 of the Company (the "Notes").

     Purchase Contract Agreement dated as of May 6, 2002 (the "Purchase Contract Agreement") by and between KeySpan Corporation, a New York corporation, and JPMorgan Chase Bank, a New York banking corporation, as Purchase Contract Agent (the "Purchase Contract Agent") and as attorney-in-fact for the Holders of the Purchase Contracts.

     Indenture dated as of November 1, 2000 (the "Base Indenture", and as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the "Indenture") by and between KeySpan Corporation and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as trustee.

     First  Supplemental   Indenture  dated  as  of  May  6,  2002  (the  "First
Supplemental Indenture") by and between KeySpan Corporation, a New York corporation, and JPMorgan Chase Bank, N.A., as trustee.

     Second Supplemental Indenture dated as of May 6, 2002 (the "Supplemental Indenture") by and between KeySpan Corporation and JPMorgan Chase Bank, N.A., as trustee.

     Remarketing Closing Date, Time and Location: 9:00 a.m., New York City time, March 24, 2005, New York, New York.

         Reset Rate:  4.90%

         Principal Amount of Senior Notes remarketed:  $394,880,000.

         Treasury Portfolio Purchase Price:  $398,213,589.

                                    EXHIBIT A

FORM OF OPINION OF GENERAL COUNSEL OR DEPUTY GENERAL OF THE COMPANY TO BE DELIVERED PURSUANT TO SECTION 8(f)

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York.

     2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into the Supplemental Remarketing Agreement and the Remarketing Agreement and consummate the transactions contemplated in the Prospectus.

     3. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

     4. Each Significant Subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) has been duly incorporated and is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole; except as stated in the Prospectus, all of the membership interests or issued and outstanding shares of capital stock of each Significant Subsidiary has been duly authorized and with respect to such stock, are validly issued, fully paid and non-assessable and, to the best of my knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Significant Subsidiary were issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

     5. The information (i) in the Annual Report on Form 10-K under "Legal Proceedings" and "Business-Competition, Regulation and Rate Matters-Regulation," "-State Utility Commission," "-Federal Energy Regulatory Commission" and "-Securities and Exchange Commission," (ii) in the Prospectus covering similar matters, if any, and (iii) in the Registration Statement under Item 15, to the extent that such information constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

     6. To the best of my knowledge, neither of the Company nor any of its Significant Subsidiaries is (i) in violation of its charter or by-laws or operating agreement, as the case may be, or (ii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except where such violation would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole, and no default by the Company or any of its Significant Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any agreement and instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     7. The execution, delivery and performance of the Supplemental Remarketing Agreement, the Remarketing Agreement, the Indenture and the Notes, the consummation of the transactions contemplated in the Prospectus (including the remarketing of the Notes) and the compliance by the Company with its obligations thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Significant Subsidiaries pursuant to any agreement or instrument known to me, nor will such action result in any violation of the provisions of the charter or by-laws or operating agreement of the Company or any of its Significant Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their assets, properties or operations.

     8. To the best of my knowledge, except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its Significant Subsidiaries is a party or to which the assets, properties or operations of the Company or any of its Significant Subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a material adverse effect on the Company and its Significant Subsidiaries, taken as a whole, or which might reasonably be expected to materially and adversely affect the assets, properties or operations of the Company or any of its Significant Subsidiaries, the performance by the Company or of its obligations under the Supplemental Remarketing Agreement, the Remarketing Agreement, the Indenture, or the Notes or the consummation of the transactions contemplated in the Prospectus.

     9. All descriptions in the Prospectus of contracts and other documents to which the Company or any of its subsidiaries are a party are accurate in all material respects; and, to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     10. To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     11. The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which no opinion is expressed), complied as to form in all material respects with the requirements of the 1933 Act.

12. The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion is expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act.

     Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for (x) financial statements, supporting schedules and other financial and statistical data included therein or omitted therefrom, (y) the Form T-1 and (z) the information related to estimated proved reserves attributable to certain oil and gas properties and estimates of future net cash flows and present values referred to in the Prospectus under the caption "Experts", as to which such counsel makes no statement), at the date of the Supplemental Remarketing Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for (x) financial statements, supporting schedules and other financial and statistical data included therein or omitted therefrom, (y) the Form T-1 and (z) the information related to estimated proved reserves attributable to certain oil and gas properties and estimates of future net cash flows and present values referred to in the Prospectus under the caption "Experts", as to which such counsel makes no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The opinion of counsel described above shall be rendered to the Remarketing Agent at the request of the Company and shall so state therein.

                                                                    EXHIBIT B-1

FORM OF OPINION OF SIMPSON  THACHER & BARTLETT LLP TO BE  DELIVERED  PURSUANT TO
                                  SECTION 8(g)

     1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of New York and has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus.

     2. The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

     3. The Supplemental Remarketing Agreement has been duly authorized, executed and delivered by the Company.

     4. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     5. The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

     6. The statements made in the Prospectus Supplement under the caption "Description of the Remarketed Notes" and the statements made in the Base Prospectus under the caption "Description of Debt Securities," insofar as they purport to constitute summaries of certain terms of contracts and other documents referred to therein, constitute accurate summaries of the terms of such statutes, contracts and other documents in all material respects.

     7. No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or, to our knowledge, any federal or New York court is required for the remarketing of the Notes by the Company and the compliance by the Company with the provisions of the Supplemental Remarketing Agreement, the Remarketing Agreement, the Indenture and the Notes, except for (A) the issuance of an appropriate order by the Commission under the Public Utility Holding Company Act, (B) the registration of the Notes under the 1933 Act and (C) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the remarketing of the Notes by the Remarketing Agent.

     8. The Registration Statement has become effective under the 1933 Act and the Prospectus was filed on March [ ], 2005, pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceedings for that purpose have been instituted or threatened by the Commission.

     9. Subject to the qualifications, exceptions, assumptions and limitations therein, the statements set forth in the Prospectus Supplement under the caption "Certain United States Federal Income and Estate Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

     10. The Company is not, and after giving effect to the remarketing of the Notes will not be, an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

     The opinions set forth in paragraphs 4 and 5 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

     The opinion of counsel described above shall be rendered to the Remarketing Agent at the request of the Company and shall so state therein.

                                                                     EXHIBIT B-2

FORM OF LETTER OF SIMPSON  THACHER & BARTLETT  LLP TO BE  DELIVERED  PURSUANT TO
                                  SECTION 8(g)

     Such counsel shall (i) advise the Remarketing Agent that the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared, on its face, to be appropriately responsive in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder, except that such counsel may express no view with respect to the financial statements or other financial or statistical data contained or incorporated by reference in such Registration Statement, the Prospectus or the 1934 Act Documents and (ii) nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (including the 1934 Act Documents on file with the Commission on the date of filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004), as of the date of filing of such Annual Report, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the 1934 Act Documents) as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need not express any belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the 1934 Act Documents.

     For purposes of this letter, "1934 Act Documents" means the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and all other reports filed by the Company pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by such Annual Report.